                                 LOAN AGREEMENT

         THIS LOAN AGREEMENT (the "Agreement") is made as of the     day of
             , 1997 between Hanover Capital Mortgage Holdings, Inc., a Maryland
corporation (the "Lender"), and                                        (the
"Borrower").

                              W I T N E S S E T H:

         WHEREAS, pursuant to a Contribution Agreement, dated as of            ,
1997, to which the Lender and the Borrower are parties and which is incorporated herein by reference (the "Contribution Agreement"), the Lender has agreed to make a loan available to the Borrower in a principal amount not to exceed [$962,500 IN THE CASE OF JOHN A. BURCHETT] [$262,500 IN THE CASE OF EACH OF JOYCE S. MIZERAK, GEORGE J. OSTENDORF AND IRMA N. TAVARES] (the "Maximum Loan Amount") subject to the terms and conditions set forth below.

         NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

SECTION 1 - LOAN.

         A. AVAILABILITY. Subject to and in accordance with the terms and conditions of this Agreement, the Lender shall make a term loan available to the Borrower during the period from the date hereof to and including September 30, 2002 in a principal amount not to exceed the Maximum Loan Amount (the "Loan").

         B.       NOTICE OF BORROWING.

                  (i) The Loan shall be made pursuant to a notice (a "Notice of Borrowing") given by the Borrower to the Lender not later than three (3) Business Days prior to the date upon which the Lender is requested to make the Loan (the "Borrowing Date"). As used herein, the term "Business Day" means any day excluding any Saturday, Sunday or other day on which commercial banks in New York, New York are authorized or required by law to close. The Notice of Borrowing, which shall be in the form annexed hereto as Exhibit A, shall specify the requested Borrowing Date (which shall be a Business Day) and the amount of the proposed Loan. In lieu of delivering the Notice of Borrowing, the Borrower may give the Lender a telephonic notice of the requested Loan by the time required under this Section l(B); provided that such notice shall be confirmed in writing by delivery to the Lender (x) immediately (i) of a telecopy of a written Notice of Borrowing which has been signed by the Borrower or (ii) of a telex containing all information required to be contained in a written Notice of Borrowing, and (y) promptly of a written Notice of Borrowing containing the original signature of the Borrower.

                  (ii) The Lender shall have no duty to verify the authenticity of the signature appearing on any Notice of Borrowing or other writing delivered pursuant to Section 1(B)(i) above and, with respect to an oral request for the Loan, the Lender shall have no duty to verify the identity of any individual representing himself or herself as the Borrower.

         C. NOTE. The Borrower's obligations to the Lender hereunder shall be evidenced by the promissory note (the "Note") of the Borrower dated as of the Borrowing Date in the form annexed hereto as EXHIBIT B. The term "Note" shall include all extensions, renewals and modifications of the Note and all substitutions therefor. All terms and provisions of the Note are hereby incorporated herein.

         D. MAKING OF LOAN. Not later than 12:00 noon (New York time) on the Borrowing Date (as specified in the Notice of Borrowing), assuming that all conditions precedent to borrowing set forth in Section 4(B) hereof have been satisfied and that the Borrower has delivered the Note required by Section l(C) hereof and the Pledge Agreement and Pledged Stock required by Section 3(A), the Lender shall send by facsimile transmission to its custodian bank an instruction to make the requested Loan available to the Borrower in United States dollars and in immediately available funds by wiring such funds to or for the account of the Borrower or his or her designee as specified by the Borrower in the Notice of Borrowing.

SECTION 2 - REPAYMENT OF PRINCIPAL AND INTEREST ON NOTE.

         A. PRINCIPAL. Subject to Sections 2(C), 2(D) and 6 below, all principal under the Note shall be due and payable on September 30, 2002 (the "Stated Maturity Date"). The Borrower shall be entitled to prepay the Note, however, without premium or penalty.

         B. INTEREST. The outstanding principal amount of the Note shall bear interest at a rate equal to the "applicable Federal rate," as defined in Section 1274(d) of the Internal Revenue Code of 1986, as amended, in effect for the month in which the Loan is made as applicable to debt instruments having terms beginning on the Borrowing Date and ending on the Stated Maturity Date. Such interest shall be payable quarterly in arrears on each March 31, June 30, September 30 and December 31 of each year during which any amounts due under the Note remain outstanding and at maturity (whether on the stated due date thereof, upon prepayment, by acceleration or otherwise) or, if any such day is not a Business Day, then on the next succeeding Business Day.

         In addition, subject to Section 2(C) below, the Borrower shall pay to the Lender, upon demand, (i) interest on any overdue principal and, to the extent permitted by law, overdue installments of interest on the Note at a rate of interest equal to two percent (2%) per annum in excess of the rate per annum which would otherwise be in effect and (ii) any costs of collection as provided in the Note.

         C. NONRECOURSE AGAINST THE BORROWER. Notwithstanding any other provision of this Agreement or the Note, the Borrower shall have no personal liability, directly or indirectly, hereunder or under the Note, and the Lender's sole recourse hereunder and under the Note shall be against the Pledged Stock and any additional collateral to be provided to the Lender under the Pledge Agreement executed and delivered pursuant to Section 3.

         D. FORGIVENESS UNDER THE CONTRIBUTION AGREEMENT. Notwithstanding any other provision of this Agreement or the Note, the Borrower's obligations to repay the principal amount due under this Agreement and the Note shall be subject to the provisions of Section 2.2.3 of the Contribution Agreement.

SECTION 3 - COLLATERAL.

         A. PLEDGE OF STOCK. As security for the payment of the Note and for the performance of all of the Borrower's obligations hereunder, before and as a condition to being made the Loan hereunder, the Borrower shall (i) execute and deliver to the Lender a Pledge Agreement in the form annexed hereto as Exhibit C (the "Pledge Agreement") and (ii) deposit with and pledge to the Lender, to be held by the Lender pursuant to the Pledge Agreement, a number of shares of common stock of the Lender, $.01 par value per share, registered in the Borrower's name equal to (a) [64,167, IN THE CASE OF JOHN A. BURCHETT] [17,500, IN THE CASE OF EACH OF JOYCE S. MIZERAK, GEORGE J. OSTENDORF AND IRMA N. TAVARES] multiplied by (b) a fraction, the numerator of which is the principal amount of the Loan and the denominator of which is the Maximum Loan Amount (such shares being referred to herein as the "Pledged Stock"). The Pledged Stock shall be delivered to the Lender in suitable form for transfer by delivery or accompanied by duly executed instruments of transfer or assignments in blank (and any required transfer stamps).

         B.    RETURN AND RELEASE OF COLLATERAL.

               (i) Subject to Section 3(B)(ii), at such time as no principal, interest or other obligations shall be outstanding and unpaid hereunder or under the Note, the Lender shall release its security interest in the Pledged Stock and any additional collateral provided to the Lender under the Pledge Agreement, and shall deliver the Pledged Stock and any such additional collateral to the Borrower at the Borrower's expense as provided in the Pledge Agreement.

               (ii) Notwithstanding Section 3(B)(i), upon any forgiveness of one-third (1/3) of the initial principal amount of the Loan pursuant to Section 2.2.3(i) of the Contribution Agreement, if there are no accrued but unpaid amounts of interest or other obligations (other than principal not yet due) outstanding hereunder or under the Note, the Lender shall release its security interest in one-third (1/3) of the Pledged Stock and any additional collateral provided to the Lender under the Pledge Agreement, and shall deliver one-third (1/3) of the Pledged Stock and any such additional collateral to the Borrower at the Borrower's expense as provided in the Pledge Agreement

SECTION 4 - CONDITIONS PRECEDENT.

         A. WITH RESPECT TO THIS AGREEMENT. This Agreement shall become effective only upon satisfaction of the following conditions precedent:

               (i) All of the deliveries to be made to the Lender pursuant to Sections 2.1 and 3.2 of the Contribution Agreement shall have been made;

               (ii) The Contribution Agreement shall have been executed and delivered by the Borrower and the Lender; and

               (iii) This Agreement shall have been executed and delivered by the Borrower and the Lender.

         B. WITH RESPECT TO THE LOAN. The Lender's obligation to make the Loan shall become effective only upon satisfaction of the following conditions precedent:

               (i) The Borrower shall have delivered a written or telephonic notice to the Lender as provided in Section 1(B);

               (ii) The Borrower shall have delivered the Note to the Lender executed by the Borrower;

               (iii) The Borrower shall have delivered the Pledge Agreement to the Lender duly executed by the Borrower together with the Pledged Stock as provided in Section 3(A); and

               (iv) The Borrower shall have delivered a written certification to the Lender to the following effect:

                      (a) All the representations and warranties of the Borrower contained in this Agreement and the Contribution Agreement shall be true and correct in all material respects on and as of the Borrowing Date as though made on and as of the Borrowing Date; and

                      (b) No Event of Default as defined in Section 6 hereof ("Event of Default") or event which, with the lapse of time or the giving of notice or both, would become such an Event of Default (as so described, a "Default"), shall have occurred and be continuing or would result from the making of the Loan (excepting, however, such matters existing as of the date hereof as to which the Lender has been specifically notified in writing).

SECTION 5 - REPRESENTATIONS AND WARRANTIES.

         The Borrower hereby represents and warrants as follows:

         A. The Borrower has the legal capacity to execute, deliver and perform this Loan Agreement, the Note and the Pledge Agreement.

         B. The execution, delivery and performance by the Borrower of this Agreement, the Note, the Pledge Agreement and all other documents and instruments to be executed and delivered by him or her in connection herewith or therewith do not require the consent or approval of any third party which has not been obtained on or prior to the date hereof, and do not and will not result in any violation of, or constitute a default or result in the creation of any lien upon any of Borrower's assets or properties under, any agreement, instrument, judgment, decree, order, statute, rule or governmental regulation applicable to him or her.

         C. When executed and delivered, this Agreement, the Note and the Pledge Agreement will each constitute the legal, valid and binding obligation of the Borrower enforceable in accordance with its respective terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws at the time in effect affecting the rights of creditors generally and general principles of equity which may limit the availability of equitable remedies.

         D. There is no action, proceeding or investigation pending or threatened before any court, governmental or regulatory body, agency, commission, official or arbitrator (or any basis therefor known to the Borrower) which questions the validity of this Agreement, the Note or the Pledge Agreement or any action to be taken or document to be executed and delivered in connection herewith or therewith.

         E. All consents, approvals, orders and authorizations of, or filings or registrations with, any governmental authority which may be required in connection with the execution and delivery of this Agreement, the Note and the Pledge Agreement have been obtained or made as of the date hereof.

         F. The Borrower holds the Pledged Stock of record and beneficially free and clear of any liens, claims, security interests or encumbrances except for the security interest to be granted to the Lender pursuant to the Pledge Agreement.

SECTION 6 - EVENTS OF DEFAULT; RIGHTS AND REMEDIES.

    Each of the following occurrences shall constitute an Event of Default under this Agreement:

         A. If the Borrower fails to pay when due on the Stated Maturity Date all principal then outstanding on the Note; or the Borrower fails to pay when due on any quarterly installment date all interest then due and payable under the Note and such failure continues for five (5) Business Days after written notice thereof is delivered to the Borrower by the Lender;

         B. If the Borrower fails to perform or comply with any covenants set forth in this Agreement other than those referred to in paragraph (A) of this
Section 6 and such default is not remedied within ten (10) Business Days after written notice thereof is delivered to the Borrower by the Lender;

         C. If any representation or warranty made or deemed made by the Borrower to the Lender herein, in the Contribution Agreement or in any instrument or certificate given by the Borrower to the Lender in connection with the transactions contemplated hereby is false or misleading in any material respect on the date as of which made;

         D. If the Borrower's employment by the Lender is terminated by the Lender for "good cause" as defined in the Employment Agreement, dated as of the date hereof, between the Borrower and the Lender;

         E. If the Borrower makes an assignment for the benefit of creditors, petitions or applies for the appointment of a liquidator, receiver or custodian (or similar official) of the Borrower or any substantial part of the Borrower's assets, or commences any proceeding or case relating to the Borrower under any bankruptcy, reorganization, arrangements, insolvency, readjustment of debt, dissolution, liquidation or similar law now or hereinafter in effect;

         F. If the Borrower approves, consents to or acquiesces in the filing of a petition or application, or the commencement of any proceeding or case, against the Borrower under any bankruptcy, reorganization, arrangements, insolvency, readjustment of debt, dissolution, liquidation or similar law now or hereinafter in effect;

         G. If a petition or application is filed against the Borrower under any bankruptcy, reorganization, arrangements, insolvency, readjustment of debt, dissolution, liquidation or similar law now or hereinafter in effect, or a decree or order is entered in any such case appointing a liquidator, receiver or custodian (or similar official) of the Borrower or any substantial portion of the Borrower's assets, adjudicating the Borrower to be bankrupt or insolvent, approving a petition or providing for relief in respect of the Borrower, and such petition, application, decree or order remains undischarged or in effect for more than sixty (60) days;

         H. If any money judgment, writ, warrant of attachment or similar process involving in any case an amount in excess of $100,000 is entered or filed against the Borrower or any subsidiary of the Borrower or any of their respective assets and remains undischarged, unvacated, unbonded or unstayed for a period of thirty (30) days;

         I. If the Borrower purports to disavow his or her obligations hereunder or contests the validity or enforceability hereof; or

         J. If an "Event of Default," as defined in the Pledge Agreement, occurs under the Pledge Agreement.

Subject to Section 2(c), upon the occurrence of any Event of Default hereunder, the Lender may by written notice to the Borrower declare all payments and other obligations of Borrower hereunder and under the Note to be, and the same shall thereupon be, immediately due and payable with all additional interest from time to time accrued thereon and without presentment, demand or protest or other requirements of any kind (including, without limitation, valuation and appraisement, diligence, notice of intent to demand or accelerate and of acceleration), all of which are hereby expressly waived by the Borrower.

SECTION 7 - MISCELLANEOUS.

         A. Except as otherwise expressly provided herein, any notice required or permitted to be delivered hereunder shall be given in writing, and shall be deemed to have been validly served, given or delivered (i) three (3) days after deposit in the United States mails, with proper postage prepaid, (ii) when sent after receipt of confirmation or answerback following telecopy, telex or other facsimile transmission, (iii) one (1) Business Day after deposit with a reputable overnight courier with all charges prepaid, or (iv) when delivered, if hand-delivered by messenger, all of which shall be properly addressed to the party to be notified and sent to the address indicated as follows:

               (i) if to the Borrower:_____________________________
                                      _____________________________
                                      _____________________________


               (ii) if to the Lender: Hanover Capital Mortgage Holdings, Inc.
                                      90 West Street
                                      Suite 1508
                                      New York, NY 10006
                                      Attn: President

or to such other party or to such other address as each party may, from time to time, designate to the other in the manner herein prescribed.

         B. The Note is issuable as a registered note. The Borrower shall keep at its principal office a register of the Note and of its transfer and exchange. Upon surrender for registration of transfer of the Note at such office, the Borrower shall execute and deliver one or more new Notes of like aggregate principal amount in registered form. At the option of the Lender, the Note may be exchanged for other Notes, as the case may be, of any authorized denomination and of a like aggregate principal amount and in registered form, upon surrender of the Note to be exchanged at the office of the Borrower. No service charge shall be made for any registration of transfer or exchange.

         C. This Agreement shall be binding upon and shall inure to the benefit of the respective successors and assigns of the parties hereto, except that the Borrower may not assign or transfer any of its rights or obligations under this Agreement.

         D. This Agreement may be executed in any number of counterparts and by different parties hereto on separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which taken together shall constitute one and the same instrument.

         E. This Agreement shall be governed by and construed in accordance with the internal laws and decisions of the State of Maryland without reference to its conflict of laws provisions.






                  [Remainder of Page Intentionally Left Blank]

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as an instrument under seal as of the day and year first above written.


                                        "LENDER"

                                        HANOVER CAPITAL MORTGAGE HOLDINGS, INC.


                                        By:________________________________
                                           John A. Burchett, President


                                        "BORROWER"


                                        ______________________________
                                        Name:

                                    EXHIBIT A

                               NOTICE OF BORROWING

                                                        [DATE]

Hanover Capital Mortgage Holdings, Inc.
90 West Street
Suite 1508
New York, NY  10006
Attention:  President

Ladies and Gentlemen:

         The undersigned,                              (the "Borrower"), hereby
refers to that certain Loan Agreement, dated as of               , 1997 (the
"Agreement"), by and between the Borrower and Hanover Capital Mortgage Holdings, Inc. (the "Lender"), and hereby gives irrevocable notice to the Lender, pursuant to Section l(B) of the Agreement, and sets forth below the information relating to an amount to be borrowed by the Borrower from the Lender (the "Loan") as required by Section l(B) of the Agreement. Unless otherwise defined herein, all of the capitalized terms used herein shall have the respective meanings set forth or incorporated by reference in the Agreement.

         1. The Business Day on which the Loan is to be made is                .

         2. The principal amount of the Loan is $                  .

         3. The amount of the Loan shall be wired as follows:

         _______________________________________________________________________

         4. The Borrower hereby certifies that:

                  (i) All the representations and warranties of the Borrower contained in the Agreement and Contribution Agreement referred to therein are true and correct in all material respects as of the date hereof and shall be true and correct in all material respects as of the Borrowing Date; and

                  (ii) No Default or Event of Default has occurred and is continuing or would result from the making of the Loan, nor shall any Default or Event of Default be in existence as of the Borrowing Date.


                                                    Very truly yours,


                                                    ____________________________
                                                    Name:

                                    EXHIBIT B

                                 PROMISSORY NOTE
                                  (Nonrecourse)


$                                                           Date:


         FOR VALUE RECEIVED, subject to the terms and conditions hereof, the
undersigned,                              (the "Borrower"), hereby promises to
pay to the order of HANOVER CAPITAL MORTGAGE HOLDINGS, INC., a Maryland corporation (the "Lender"), at its principal address at 90 West Street, Suite 1508, New York, NY 10006 or such other place as the Lender may designate from
time to time, the principal sum of                     DOLLARS ($          ) or
so much thereof as may be outstanding from time to time pursuant to the Loan
Agreement, dated as of               , 1997, between the Borrower and the Lender
(the "Loan Agreement"), and to pay interest on said principal sum or such part thereof as shall remain unpaid from time to time, from the date of the Loan until repaid in full, and all other obligations due under the Loan Agreement and this Note, at the rate and at the times set forth in the Loan Agreement. All payments hereunder shall be made in lawful money of the United States and in immediately available funds. Capitalized terms used herein, unless otherwise defined herein, shall have the meanings given them in the Loan Agreement.

         This Note is given to evidence a loan in the above amount and is the Note referred to in the Loan Agreement, as the Loan Agreement may be amended or supplemented from time to time, and is entitled to the benefits thereof. The Borrower's obligations to the Lender hereunder and under the Loan Agreement are secured by the pledge to the Lender by the Borrower of shares of the Lender's common stock, $.01 par value per share, registered in the name of the Borrower
pursuant to the Pledge Agreement, dated as of              , 199 , between the
Borrower and the Lender (the "Pledge Agreement"), as the Pledge Agreement may be amended or supplemented from time to time. As provided in the Loan Agreement, the Borrower shall have no personal liability, directly or indirectly, hereunder or under the Loan Agreement, and the Lender's sole recourse hereunder and under the Loan Agreement shall be against the collateral pledged to the Lender under the Pledge Agreement. In addition, notwithstanding any other provision of this Note or the Loan Agreement, the Borrower's obligations to repay the principal amount due under this Note and the Loan Agreement are subject to forgiveness as provided in Section 2.2.3 of the Contribution Agreement incorporated in the Loan Agreement by reference. The terms of such Contribution Agreement, as well as the Loan Agreement and the Pledge Agreement, are incorporated herein by reference as fully and with the same effect as if set forth herein at length.

         This Note may be prepaid in whole or in part at any time without premium or penalty.

         Should this Note be placed in the hands of attorneys for collection, the Borrower agrees to pay, in addition to principal and interest, fees and charges due under the Loan Agreement, but subject to the provisions of the Loan Agreement and this Note regarding the nonrecourse nature of this Note, any and all costs of collecting this Note, including reasonable attorneys' fees and expenses.

         The Lender hereby waives demand, presentment, protest and notice of nonpayment.

         This Note shall be construed and enforced in accordance with the internal laws of the State of Maryland, without reference to its principles of conflicts of law.

         IN WITNESS WHEREOF, the Lender has executed this Note as of the day and year first above written.


                                         "BORROWER"


                                         ___________________________________
                                         Name:

                                    EXHIBIT C


                                PLEDGE AGREEMENT

         THIS PLEDGE AGREEMENT ("Agreement"), dated as of the        day of
            , 199 , is by and between                      (the "Pledgor") and
Hanover Capital Mortgage Holdings, Inc., a Maryland corporation (the "Secured Party"). Terms used herein and not otherwise defined shall have the same meanings as defined in the Loan Agreement referred to below.

                              W I T N E S S E T H:

         WHEREAS, the Pledgor and the Secured Party have entered into a Loan
Agreement, dated as of              , 1997 (the "Loan Agreement"), pursuant to
which the Secured Party has agreed, subject to the terms and conditions set forth therein, to make a term loan to the Pledgor in the amount of up to
$             (the "Loan"), such Loan to be evidenced by the promissory note of the Pledgor in the form attached as Exhibit B to the Loan Agreement (the "Note"); and

         WHEREAS, the obligation of the Secured Party to make the Loan is subject to the condition, among others, that the Pledgor shall execute and deliver this Agreement and grant the security interests hereinafter described in shares of the common stock, $.01 par value per share, of the Secured Party registered in the name of the Pledgor (the "Pledged Stock");

         NOW, THEREFORE, in consideration of the Secured Party's agreement to make the Loan to the Pledgor, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by the parties hereto, it is hereby agreed as follows:

         1. PLEDGE. The Pledgor hereby (i) deposits with and pledges the Pledged Stock to the Pledgor in suitable form for transfer by delivery or accompanied by duly executed instruments of transfer or assignments in blank (and any required transfer stamps) and (ii) grants to the Secured Party a prior security interest in all of the Pledged Stock and any additional collateral provided to the Secured Party hereunder (the Pledged Stock and such additional collateral being collectively referred to herein the "Pledged Collateral") as security for the due and punctual payment and performance of the following obligations and liabilities (herein called the "Secured Obligations"):

               (a) Principal of and interest on the Note; and

               (b) Any and all other obligations of the Pledgor to the Secured Party under the Loan Agreement and the Note.

         2. VALIDITY; ADDITIONAL OR SUBSTITUTE COLLATERAL. The Pledgor covenants that the Pledged Stock is duly and validly pledged with the Secured Party in accordance with law and that the Pledgor will defend the Secured Party's right, title and security interest in and to the Pledged Stock against the claims and demands of all persons whomsoever. The Pledgor represents and warrants to the Secured Party that the Pledgor has good title to, and is the sole record and beneficial owner of, the Pledged

Stock free and clear of all liens, claims, security interests and encumbrances of every nature whatsoever except for the interest granted to Secured Party herein, and as otherwise may be set forth and permitted under the Loan Agreement. The Pledgor covenants and agrees that, if any additional shares of capital stock of any class of the Secured Party are issued to the Pledgor with respect to the Pledged Stock as a stock dividend or in connection with any stock split, subdivision, recapitalization, reclassification or transaction having similar effect after the date hereof, the same shall constitute Pledged Collateral and shall be deposited and pledged with the Secured Party as provided in Section 1 hereof contemporaneously with the acquisition thereof by the Pledgor.

         3. NO OTHER TRANSFERS OR LIENS. The Pledgor hereby covenants and agrees that the Pledgor will not sell, convey or otherwise dispose of any of the Pledged Collateral, nor will the Pledgor create, incur or permit to exist any lien, claim, security interest or encumbrance whatsoever with respect to any of the Pledged Collateral or the proceeds thereof, other than liens on and security interests in the Pledged Collateral created hereby.

         4. VOTING; DISTRIBUTIONS. So long as there shall exist no Event of Default (as hereinafter defined) or, if there shall exist an Event of Default, the Secured Party shall not have notified the Pledgor in writing of its election to exercise its rights under this Section 4 , the Pledgor shall be entitled (i) to exercise the voting power with respect to the Pledged Collateral as he or she shall determine to be appropriate and (ii) to receive cash dividends and other distributions of cash at any time and from time to time declared or made upon any of the Pledged Collateral. In case, but only so long as, there shall exist an Event of Default (as hereinafter defined), but subject to the provisions of the Uniform Commercial Code or other applicable law, upon the giving of the written notice to the Pledgor, the Secured Party shall be entitled (a) to cause all or any of the Pledged Collateral to be transferred into its name or into the name of its nominee or nominees, (b) to exercise the voting power with respect to the Pledged Collateral as it shall determine to be appropriate, (c) to receive and retain, as collateral security for the Secured Obligations, any and all dividends and other distributions at any time and from time to time declared or made upon any of the Pledged Collateral, and (d) to exercise any and all rights of payment, conversion, exchange, subscription or any other rights, privileges or options pertaining to the Pledged Collateral as if it were the absolute owner thereof, including without limitation, the right to exchange, at its discretion, any and all of the Pledged Collateral upon the merger, consolidation, reorganization, recapitalization or other readjustment of the Secured Party or, upon the exercise of any such right, privilege or option pertaining to the Pledged Collateral, and in connection therewith, to deposit and deliver any and all of the Pledged Collateral with any committee, depository, transfer agent, registrar or other designated agency upon such terms and conditions as the Secured Party may determine, all without liability except to account for property actually received. The Secured Party shall have no duty to exercise any of the aforesaid rights, privileges or options and shall not be responsible for any failure to do so or delay in so doing.

         5. DISSOLUTION, ETC. OF SECURED PARTY. In case, upon the dissolution, winding up, liquidation or reorganization of the Secured Party whether in bankruptcy, insolvency or receivership proceedings or upon an assignment for the benefit of creditors or any other marshaling of the assets and liabilities of the Secured Party, any sum shall be paid or any property shall be distributed upon or with respect to any of the Pledged Collateral, such sum shall be paid over to the Secured Party, to be held as collateral security for the Secured Obligations.

         6. EVENTS OF DEFAULT. If any one or more of the following events (herein called "Events of Default") shall occur:

               (a) an "Event of Default," as defined in the Loan Agreement, occurs under the Loan Agreement; or

               (b) the Pledgor fails to perform or comply with any covenant set forth in this Agreement and such default is not remedied within ten (10) Business Days after written notice thereof is delivered to the Borrower by the Lender; or

               (c) a representation or warranty made or deemed made by the Pledgor to the Secured Party herein is false or misleading in any material respect on the date as of which made;

then upon the occurrence of any such Event of Default, the Secured Party shall have all of the rights and remedies of a secured party under the Uniform Commercial Code or other applicable law and shall have the right, subject to any necessary prior consent of any governmental authority, if any, at any time or times thereafter to sell, resell, assign and deliver all or any of the Pledged Collateral in one or more parcels at any exchange or broker's board or at public or private sale. The Secured Party will give the Pledgor at least ten (10) days' prior written notice at the respective addresses of the Pledgor provided in
Section 11 hereof, of the time and place of any public sale thereof or of the time after which any private sale or any other intended disposition thereof is to be made. Any such notice shall be deemed to meet any requirement hereunder or under any applicable law (including the Uniform Commercial Code) that reasonable notification be given of the time and place of such sale or other disposition. Such notice may be given without any demand of performance or other demand, all such demands being hereby expressly waived by the Pledgor. All such sales shall be at such commercially reasonable price or prices as the Secured Party shall deem best and either for cash or on credit or for future delivery (without assuming any responsibility for credit risk). At any such sale or sales the Secured Party may purchase any or all of the Pledged Collateral to be sold thereat upon such terms as the Secured Party may deem best. Upon any such sale or sales the Pledged Collateral so purchased shall be held by the purchaser absolutely free from any claims or rights of whatsoever kind or nature, including any equity of redemption and any similar rights, all such equity of redemption and any similar rights being hereby expressly waived and released by the Pledgor. In the event any consent, approval or authorization of any governmental agency will be necessary to effectuate any such sale or sales, the Pledgor shall execute all such applications or other instruments as may be required. The proceeds of any such sale or sales, together with any other additional collateral security at the time received and held hereunder, shall be received and applied: first, to the payment of all costs and expenses of such sale, including reasonable attorneys' fees; second, to the payment of the Secured Obligations in such order of priority as the Secured Party shall determine; and any surplus thereafter remaining shall be paid to the Pledgor or to whomever may be legally entitled thereto.

         Upon the occurrence of any Event of Default, the Secured Party shall have the right, for and in the name, place and stead of the Pledgor, to execute endorsements, assignments, or other instruments of conveyance or transfer with respect to all or any of the Pledged Collateral. The Secured Party is hereby appointed the attorney-in-fact, with full power of substitution, of the Pledgor for the purpose, upon the occurrence of an Event of Default, of carrying out the provisions of this Pledge Agreement and taking any action and executing any instruments (including, without limitation, conveyances, assignments and transfers) which the Secured Party may deem necessary or advisable to accomplish the purposes hereof, which appointment as attorney-in-fact is coupled with an interest and is irrevocable.

         The Pledgor recognizes that the Secured Party may be unable to effect a public sale of all or a part of the Pledged Collateral by reason of certain prohibitions contained in the Securities Act of 1933, as amended (the "Securities Act"), but may be compelled to resort to one or more private sales to a restricted group of purchasers who will be obliged to agree, among other things, to acquire such Pledged Collateral for their own account, for investment and not with a view to the distribution or resale thereof. The Pledgor agrees that private sales so made may be at prices and upon other terms less favorable to the seller than if such Pledged Collateral were sold at public sales, and that the Secured Party has no obligation to delay sale of any such Pledged Collateral for the period of time necessary to permit such Pledged Collateral to be registered for public sale under the Securities Act. The Pledgor agrees that any such private sales shall not be deemed to have been made in a commercially unreasonable manner solely because they shall have been made under the foregoing circumstances.

         7. RIGHTS AGAINST THE PLEDGOR; REMEDIES CUMULATIVE. Upon the occurrence of any Event of Default, the Secured Party may, but without obligation to do so, demand, sue for and/or collect any money or property to which it may be entitled. No course of dealing between the Pledgor and the Secured Party nor any failure to exercise, nor any delay in exercising, on the part of the Secured Party, any right, power or privilege hereunder or under any of the Secured Obligations, shall operate as a waiver thereof; nor shall any single or partial exercise of any right, power or privilege hereunder or thereunder preclude any other or further exercise thereof or the exercise of any other right, power or privilege. The rights and remedies herein provided and provided under any of the Secured Obligations are cumulative and are in addition to, and not exclusive of, any rights or remedies provided by law, including, without limitation, the rights and remedies of a secured party under the Uniform Commercial Code. Notwithstanding any other provision of this Agreement, however, the Pledgor shall have no personal liability, directly or indirectly, hereunder or under the Loan Agreement or Note, and the Secured Party's sole recourse hereunder and under the Loan Agreement and Note shall be to and against the Pledged Collateral.

         8. ASSIGNABILITY BY THE SECURED PARTY. In the event of a sale or assignment by the Secured Party of all or any of the Secured Obligations held by it, the Secured Party may assign or transfer its rights and interest under this Agreement in whole or in part to the purchaser or purchasers of such Secured Obligations, whereupon such purchaser or purchasers shall become vested with all of the powers and rights given to the Secured Party hereunder, and such Secured Party shall thereafter be forever released and fully discharged from any liability or responsibility hereunder with respect to the rights and interests so assigned.

         9. RETURN AND RELEASE OF COLLATERAL. In accordance with Section 3(B) of the Loan Agreement, at such time as no principal, interest or other obligations shall be outstanding and unpaid under the Loan Agreement or the Note, the Secured Party shall release its security interest in the Pledged Collateral, and shall deliver the Pledged Collateral to the Pledgor at the Pledgor's expense.

Notwithstanding the preceding sentence, however, upon any forgiveness of one-third (1/3) of the initial principal amount of the Loan pursuant to Section 2.2.3(i) of the Contribution Agreement, if there are no accrued but unpaid amounts of interest or other obliations (other than principal not yet due) outstanding under the Loan Agreement or the Note, the Secured Party shall release its security interest in one-third (1/3) of the Pledged Collateral, and shall deliver one-third (1/3) of the Pledged Collateral to the Pledgor at the Pledgor's expense. At the Pledgor's expense, the Secured Party shall execute and deliver such agreements, instruments and other writings, and do such other things, as Pledgor may reasonably request in connection with the release of the Secured Party's security interest and the delivery of the Pledged Collateral to the Pledgor.

         10. DUTY OF CARE. Beyond the exercise of reasonable care to assure the safe custody of the Pledged Collateral while held hereunder, the Secured Party shall have no duty or liability to collect any sums due in respect thereof or to protect or preserve rights pertaining thereto, and shall be relieved of all responsibility for the Pledged Collateral upon surrendering the same to the Pledgor.

         11. NOTICES. Except as otherwise expressly provided herein, any notice required or permitted to be delivered hereunder shall be given in writing, and shall be deemed to have been validly served, given or delivered (i) three (3) days after deposit in the United States mails, with proper postage prepaid, (ii) when sent after receipt of confirmation or answerback following telecopy, telex or other facsimile transmission, (iii) one (1) business day after deposit with a reputable overnight courier with all charges prepaid, or (iv) when delivered, if hand-delivered by messenger, all of which shall be properly addressed to the party to be notified and sent to the address indicated as follows:

         (a) if to the Pledgor:         ________________________________________
                                        ________________________________________
                                        ________________________________________
                                        ________________________________________

         (b) if to the Secured Party:   Hanover Capital Mortgage Holdings, Inc.
                                        90 West Street
                                        Suite 1508
                                        New York, NY  10006
                                        Attn:  President

or to such other address as the party to whom such notice is directed may have designated by like notice in writing to the other parties hereto.

         12. WAIVER OF NOTICE, ETC. The Pledgor hereby waives notice of acceptance of this Agreement as well as presentment, demand, payment, notice of dishonor or protest and all other notices of any kind in connection with any of the Secured Obligations, except as expressly provided herein. The Pledgor further waives any right it may have under any state or federal law to notice except as required hereby or to a judicial hearing prior to the exercise of any right or remedy provided by this Agreement to the Secured Party and waives its right, if any, to set aside or invalidate any sale duly consummated in accordance with Section 6 hereof on the grounds (if such be the case) that the sale was consummated without a prior judicial hearing. The Pledgor's waivers under this Section 12 have been made voluntarily, intelligently and knowingly and after the Pledgor has been apprised and counseled by his or her attorney as to the nature thereof and his or her possible alternative rights.

         13. REINSTATEMENT. This Agreement shall continue to be effective, or be reinstated, as the case may be, at any time any amount received by the Secured Party in respect of the Secured Obligations is rescinded or must otherwise be restored or returned to the Pledgor upon the insolvency, bankruptcy, dissolution, liquidation or reorganization of the Pledgor or upon the appointment of an intervenor or conservator of, or trustee or similar official for the Pledgor or any substantial part of his or her properties, or otherwise, all as though such payments had not been made.

         14. AMENDMENTS. This Agreement may be amended and the terms hereof may be waived only with the written consent of the Pledgor and the Secured Party.

         15. SUCCESSORS AND ASSIGNS, ETC. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their legal representatives, successors and assigns, and the term "Secured Party" shall be deemed to include any other holder or holders of any of the Secured Obligations. Where the content so permits or requires, terms defined herein in the singular number shall mean the plural, and in the plural number, the singular. In case any court of competent jurisdiction shall hold any provision of this Agreement to be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby. This Agreement may be executed in any number of counterparts, each of which, when so executed and delivered, shall be an original, but all of which together shall constitute one instrument.

         16. GOVERNING LAW. This Agreement, including the validity hereof and the rights and obligations of the parties hereunder, shall be construed in accordance with and governed by the laws of the State of Maryland.

       IN WITNESS WHEREOF, the parties hereto have executed this Agreement as a sealed instrument as of the date first above written.

                                 "SECURED PARTY"

                                 HANOVER CAPITAL MORTGAGE HOLDINGS, INC.


                                 By:___________________________________
                                    John A. Burchett, President


                                 "PLEDGOR"


                                 _________________________________
                                 Name: